Exhibit 10.10

FIRST AMENDMENT TO AMENDED AND RESTATED

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of June 18, 2004 (this “Amendment”), is entered into among AMPHENOL CORPORATION, a Delaware corporation (“Amphenol”), individually and as the Servicer, AMPHENOL INTERCONNECT PRODUCTS CORPORATION, a Delaware corporation (“Amphenol Interconnect”), SINE SYSTEMS CORPORATION (as successor to PYLE NATIONAL INC. and THE SINE COMPANIES, INC.), a Delaware corporation (“Sine Systems”), TIMES FIBER COMMUNICATIONS, INC., a Delaware corporation (“Times Fiber”) (Amphenol, Amphenol Interconnect, Sine Systems and Times Fiber are herein collectively called the “Originators” and individually called an “Originator”), ADVANCED CIRCUIT TECHNOLOGY, INC., a Delaware corporation (“Advanced”), AMPHENOL T&M ANTENNAS, INC., a Delaware corporation (“T&M”), AMPHENOL CONNEX CORPORATION, a Delaware corporation (“Connex”), AMPHENOL PCD, INC., a Delaware corporation (“PCD”), AMPHENOL ANTEL, INC., an Illinois corporation (“Antel”) (Advanced, T&M, Connex, PCD and Antel are herein collectively called the “New Originators” and individually called a “New Originator”), and AMPHENOL FUNDING CORP., a Delaware corporation (“AFC”).

RECITALS:

1.                                       The parties hereto (other than the New Originators) are parties to the Amended and Restated Purchase and Sale Agreement dated as of May 19, 1997 (the “Purchase and Sale Agreement”);

2.                                       Each party hereto desires to amend the Purchase and Sale Agreement to add the New Originators as Originators party thereto;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Certain Defined Terms.  Capitalized terms that are used but not defined herein have the meanings set forth in the Purchase and Sale Agreement and Appendix A thereto.

2.                                       Joinder.  Each New Originator, severally and for itself alone, hereby agrees to be bound by the terms and conditions of the Purchase and Sale Agreement (as amended hereby) and shall have all the rights and obligations of an Originator thereunder (and under any other Transaction Documents) to the same extent as if it were an original party thereto, effective upon the effectiveness of this Amendment.

3.                                       Amendments.

(a)                                  Each New Originator is hereby added as an “Originator” under the Purchase and Sale Agreement and each New Originator shall for all purposes be an Originator party to the Purchase and Sale Agreement and shall have all the rights and obligations of an Originator thereunder (and under any other Transaction Document) to the same extent as if it were an original party thereto and all references to each “Originator” in the Purchase and Sale Agreement and the other Transactions Documents shall be deemed to include each New Originator.

(b)                                 With respect to each New Originator, any references in the Purchase and Sale Agreement to “December 6, 1993” shall be deemed to be references to “June 18, 2004”; provided, however, that Section 1.2(a)(ii) of the Purchase and Sale Agreement and clause (i) of the definition of “AUB” set forth in Section 2.1 of the Purchase and Sale Agreement shall be deemed inapplicable with respect to the New Originators).

(c)                                  With respect to each New Originator, the reference in Section 6.9 of the Purchase and Sale Agreement to “December 31, 1996” shall be deemed to be a reference to “June 18, 2004”.

(d)                                 With respect to each New Originator, the reference in Section 6.15 of the Purchase and Sale Agreement to “December 3, 1988” shall be deemed to be a reference to “June 18, 1999”.

(e)                                  The definition of “Originators” set forth in Appendix A to the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:

“Originators” means Amphenol, Amphenol Interconnect Products Corporation, a Delaware corporation, Sine Systems Corporation, a Delaware corporation, Times Fiber Communications, Inc., a Delaware corporation, Advanced Circuit Technology, Inc., a Delaware corporation, Amphenol T&M Antennas, Inc., a Delaware corporation, Amphenol Connex Corporation, a Delaware corporation, Amphenol PCD, Inc., a Delaware corporation, and Amphenol Antel, Inc., an Illinois corporation, together with their successors as permitted under the Purchase and Sale Agreement.

(f)                                    Exhibit F to the Purchase and Sale Agreement is hereby amended and restated in its entirety as attached hereto.

(g)                                 Exhibit G to the Purchase and Sale Agreement is amended and restated in its entirety as attached hereto.

(h)                                 Exhibit H to the Purchase and Sale Agreement is amended and restated in its entirety as attached hereto.

4.                                       Representations and Warranties.  Each New Originator hereby makes, as of the date hereof, all of the representations and warranties set forth in Article VI of the Purchase and Sale Agreement (as amended hereby) and each Originator and New Originator hereby represents and warrants to the Purchaser and the Agent as follows:

(a)                                  Representations and Warranties. The representations and warranties made by it in the Transactions Documents are true and correct as of the date hereof.

2

(b)                                 Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Purchase and Sale Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part. The Purchase and Sale Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)                                  No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

5.                                       Effect of Amendment.  All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.

6.                                       Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, in form and substance reasonably satisfactory to the Agent:

(a)                                  an original of this Amendment duly executed and delivered by each of the parties hereto;

(b)                                 an Originator Assignment Certificate duly completed, executed and delivered by each New Originator;

(c)                                  an AFC Note in favor of each New Originator, each duly executed by AFC;

(d)                                 an Originator Note in favor of AFC from each New Originator, each duly executed by such New Originator;

(e)                                  evidence in form and substance satisfactory to the Agent of financing statements (Form UCC-1), to be filed as of the date hereof, as may be necessary or desirable, in the opinion of the Agent, under the UCC of all appropriate jurisdictions to perfect AFC’s ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

(f)                                    a written search report from a Person satisfactory to the Servicer and the Agent listing all effective financing statements that name any Originator or any New

3

Originator as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing clause (e) and any additional jurisdictions as may be necessary or desirable, in the opinion of the Agent, together with copies of such financing statements (none of which, except for those described in the foregoing clause (e), shall cover any Receivable or any right related to any Receivable or Related Security) which is to be sold to AFC hereunder, and (ii) tax and judgment lien search reports from a Person satisfactory to the Servicer and the Agent showing no evidence of such liens filed against any Originator or any New Originator;

(g)                                 a copy of the resolutions of the Board of Directors of each New Originator, in each case approving this Amendment and any other agreements or documents and transactions contemplated hereby or thereby, and in each case certified by the Secretary of an Assistant Secretary of such Person;

(h)                                 a good standing certificate for each New Originator issued as of a recent date acceptable to the Servicer by the Secretary of State of the jurisdiction of such Person’s incorporation;

(i)                                     a certificate of the Secretary or an Assistant Secretary of each New Originator, in each case certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be delivered by it (on which certificates the Agent, the Servicer and AFC may conclusively rely until such time as the Agent and the Servicer shall receive from any such Person a revised certificate meeting the requirements of this paragraph);

(j)                                     the certificate or articles of incorporation or other organizational document of each New Originator, duly certified by the Secretary of State (or analogous government authority) of the jurisdiction of its incorporation as of a recent date acceptable to the Agent, together with a copy of the by-laws of each New Originator, each duly certified by the Secretary or an Assistant Secretary of such New Originator;

(k)                                  a certificate from an officer of each New Originator to the effect that the Servicer and such New Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type which any proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof): “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO AMPHENOL FUNDING CORP. PURSUANT TO AN AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, DATED AS OF MAY 19, 1997, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AMONG AMPHENOL CORPORATION, CERTAIN OTHER ORIGINATORS, AND AMPHENOL FUNDING CORP.; AND UNDIVIDED, FRACTIONAL OWNERSHIP INTERESTS IN THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO FAIRWAY FINANCE COMPANY, LLC PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MAY 19, 1997, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AMONG AMPHENOL FUNDING CORP., AMPHENOL CORPORATION, FAIRWAY

4

FINANCE COMPANY, LLC (AS SUCCESSOR TO POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION), AND HARRIS NESBITT CORP. (F/K/A NESBITT BURNS SECURITIES, INC.), AS AGENT.”; and

(l)                                     favorable opinions from:

(i)                                     Pillsbury Winthrop LLP, counsel to the New Originators, Amphenol and the other Originators; and

(ii)                                  Edward C. Wetmore, General Counsel of Amphenol, the New Originators and the other Originators.

7.                                       Covenants. Within 60 days after the date hereof, each New Originator shall deliver to the Agent (with a copy for the Purchaser) a certificate from an authorized officer to the effect that: (a) the name of the renter of all post office boxes into which Collections of the Receivables originated by each New Originator may from time to time be mailed have been changed to the name of AFC (unless such post office boxes are in the name of the relevant Lock-box Banks) and (b) all relevant postmasters have been notified that each of the Servicer, each New Originator (as a Servicer Person) and the Agent are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

8.                                       Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

9.                                       Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.                                 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AMPHENOL FUNDING CORP.

By:
Name:
Title:

AMPHENOL CORPORATION,
individually and as Servicer

By:
Name:
Title:

AMPHENOL INTERCONNECT PRODUCTS CORPORATION

By:
Name:
Title:

SINE SYSTEMS CORPORATION

By:
Name:
Title:

TIMES FIBER COMMUNICATIONS, INC.

By:
Name:
Title:

ADVANCED CIRCUIT TECHNOLOGY, INC.

By:
Name:
Title:

Address:	358 Hall Avenue
Wallingford, CT 06492
Attention: Treasurer
Facsimile:	(203) 265-8628

AMPHENOL T&M ANTENNAS, INC.

By:
Name:
Title:

Address:	358 Hall Avenue
Wallingford, CT 06492
Attention: Treasurer
Facsimile:	(203) 265-8628

AMPHENOL CONNEX CORPORATION

By:
Name:
Title:

Address:	358 Hall Avenue
Wallingford, CT 06492
Attention: Treasurer
Facsimile:	(203) 265-8628

AMPHENOL PCD, INC.

By:
Name:
Title:

Address:	358 Hall Avenue
Wallingford, CT 06492
Attention: Treasurer
Facsimile:	(203) 265-8628

AMPHENOL ANTEL, INC.

By:
Name:
Title:

Address:	358 Hall Avenue
Wallingford, CT 06492
Attention: Treasurer
Facsimile:	(203) 265-8628

ACKNOWLEDGED AND AGREED:

FAIRWAY FINANCE COMPANY, LLC, as Purchaser

By:
Name:
Title:

HARRIS NESBITT CORP., as Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT F

to Purchase and Sale Agreement

MATERIAL PROCEEDINGS

None, except as described in the most recent Annual Report filed by Amphenol Corporation and each Originator and New Originator on Form 10-K with the Securities and Exchange Commission, as supplemented by subsequent filings by Amphenol Corporation and each Originator on Forms 10-Q and Forms 8-K, if any.

F-1

EXHIBIT G

to Purchase and Sale Agreement

OFFICE LOCATIONS

1.                                       Amphenol Corporation – HQ

358 Hall Avenue

Wallingford, CT 06492

(Division) RF – Plant

4 Old Newtown Road

Danbury, CT 06810

(Division) AAO – Plant

40-60 Delaware Street

Sidney, NY 13838

(Division) Spectra Strip – Plant

720 Sherman Avenue

Hamden, CT 06514

(Division) FOP – Plant

1925A Ohio Street

Lisle, IL 60532

2.                                       Amphenol Funding Corp. – HQ

358 Hall Avenue

Wallingford, CT 06492

3.                                       Amphenol Interconnect Products Corporation

HQ and Plant

20 Valley Street

Endicott, NY 13760

4.                                       Sine Systems Corporation

HQ and Plant

25325 Joy Boulevard

Mt. Clemens, MI 48046

5.                                       Times Fiber Communications, Inc.

TFC – HQ

358 Hall Avenue

Wallingford, CT 06492

G-1

TFC – Plant

380 Tightsqueeze Industrial Road

Chatham, VA 24531

6.                                       Advanced Circuit Technology

HQ and Plant

118 Northeastern Boulevard

Nashua, NH 03062

7.                                       Amphenol Antel, Inc.

HQ and Plant

1300 Capital Drive

Rockford, IL 61109

8.                                       Amphenol Connex Corporation

HQ and Plant

11969 Challenger Court

Moorpark, CA 93021

9.                                       Amphenol T&M Antennas, Inc.

HQ and Plant

825 Corporate Woods Parkway

Vernon Hills, IL 60061

10.                                 Amphenol PCD, Inc.

HQ and Plant

Two Technology Drive

Peabody, MA 01960

G-2

EXHIBIT H

to Purchase and Sale Agreement

TRADE NAMES AND CORPORATE REORGANIZATIONS

Legal Entity	Trade Names

Amphenol Corporation	Amphenol Corporation
Spectra-Strip

Amphenol Interconnect Products Corporation	Amphenol Interconnect Products Corporation
AIPC

Times Fiber Communications, Inc.	Times Fiber Communications, Inc.
TFC

Sine Systems Corporation	Pyle-National
Sine Systems Corporation

Advanced Circuit Technology, Inc.	Advanced Circuit Technology, Inc.
Advanced Circuit Technology
ACT

Amphenol T&M Antennas, Inc.	Amphenol T&M Antennas, Inc.
Amphenol T&M Antennas
Amphenol T&M
T&M Antennas
T&M
ATM

Amphenol Connex Corporation	Amphenol Connex Corporation
Amphenol Connex
Connex
Connex Connector
Connex Connector Corporation

Amphenol PCD, Inc.	Amphenol PCD, Inc.
Amphenol PCD
APCD
PCD

Amphenol Antel, Inc.	Amphenol Antel, Inc.
Amphenol Antel
Antel

1.                                       Sine and Pyle-National

Amphenol Corporation acquired all of the outstanding shares of the Sine Companies, a Michigan corporation, as of September 26, 1996.  Pursuant to an Agreement and Plan of Merger between the Sine Companies, Inc. (“Sine”) and Pyle-National Inc. (“Pyle-National”) dated June 30, 1997, Sine was merged with and into Pyle-National and a Certificate of Merger was filed (in Delaware) on August 6, 1997.  Pyle-National was the surviving corporation and its name was changed to Sine Systems*Pyle Connectors Corporation.  The name of the Company was changed again on June 11, 2002 to Sine Systems Corporation.

2.                                       Connex Connector and Amphenol Connex

Amphenol Corporation acquired all of the outstanding shares of Connex Connector Corporation, a California corporation, as of February 23, 1999.  Amphenol Corporation formed Amphenol Connex Corporation, a Delaware corporation, and Connex Connector Corporation was merged with and into Amphenol Connex Corporation and a Certificate of Merger was filed on April 4, 2003.  Amphenol Connex Corporation was the surviving corporation.